EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF INTELLISENSE SOLUTIONS INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Intellisense Solutions Inc. for the quarter ended September 30, 2014, the undersigned, Ihsan Falou, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Intellisense Solutions Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

Date: November 14, 2014	By:	/s/ Ihsan Falou
Ihsan Falou
President (principal executive officer, principal accounting officer and principal financial officer)